ShengdaTech Investor
Presentation

November 2006

Safe Harbor Statement

CAUTIONARY STATEMENT REGARDING

FORWARD-LOOKING STATEMENTS

This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.  These statements include, but are not limited to, increasing market and applications for NPCC, acceptance of NPCC by tire industry, our ability to protect intellectual property, government regulations, and cost of raw material.  In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,”
“expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” or the negative of these terms or other comparable terminology.  You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or achievements

Stock at Glance

Ticker:                                                                                                                                                               ZXPL

Price (11/22/06):                                                  $6.00

Market Cap:                                                                                $324.6 mil

Revenues (9 mos 2006):                                                                  $49.4 mil

Net Income (9 mos 2006):                             $11.4 mil

Shares Outstanding Diluted(9/30/06):         54.1 mil

Earnings Per Share (9 mos 2006):               $0.23

*  The company's shares are listed for trading on the OTC Bulletin Board, although there has not been an active trading market in the company's shares.  A significant percentage of the company's outstanding shares are currently restricted and not eligible to be freely traded in the public market. Trading has occurred infrequently and at low volumes.  Accordingly, the trading price and market capitalization figures shown above may be significantly higher than they might otherwise be if there was a more active trading market in the company's shares.

Investment Highlights

Leading manufacturer of nano precipitated calcium
carbonate (NPCC)

Breakthrough proprietary technology reduces costs and
increases quality

Expanding high margin NPCC production capacity

Legacy chemical business generates consistent cash flow

Strong financial performance

Company Overview

Driving innovation in the emerging NPCC industry

Public company through reverse merger in March 2006

Official name change to ShengdaTech in process

Founded in 1993, headquarters in Tai’an City, Shandong
Province, China

993 employees total; 417 in the NPCC division;

       576 in the chemical division

A leading manufacturer of nano precipitated
calcium carbonate (NPCC) and specialty
chemicals in the PRC.

NPCC –
makes things better

Nano-precipitated calcium carbonate

Nano = refined to less than .1 micron in size

Small size = ability to bind with various materials

Smaller than wavelength of visible light

Functional fillers for high-end products

Enhances durability

Increases strength

Improves heat resistance

Provides better stabilization

Growing range of applications

Does not require major equipment changes to

     incorporate in customer production process

Current Applications

Paints and
coatings

Reduces pigment
   costs

Improves surface uniformity

Enhances brightness & UV resistance

Better oil absorption

Tire
manufacturing

Tear resistance

  increased

Abrasion loss decreased

Tensile strength increased

Reduces cost of manufacturing

Paper

Used as filling
   and coating

Improves gloss, whiteness, opacity
   and intension

Better printability

PVC building
materials

Reduces material
  costs

Improves flexibility, tensile strength

   and durability

Increases heat resistance of polymer

Low Market Penetration

* Million tons

**1 set tire needs approx. 1.2 kg. NPCC

19%

0.056

0.3 mil tons

Printing Ink

2.6%

0.18

7 mil tons

Paper

15%

0.3

2 mil tons

PVC

5.4%**

0.02

318 mil sets

Tire

Penetration
rate

Application
of NPCC

(per year)*

Market Size
(per year)

       Current NPCC application in China

NPCC Growth Strategy

Target rapidly growing markets

Tire industry

PVC building material industry

Paper industry

Develop new applications of NPCC

New R&D center in Shanghai

Win new customers

Expand to international markets

Several manufacturers in South East Asia

      testing products

NPCC Growth Strategy

Expand NPCC production capacity

Phase I of Shengda Industrial Park completed in July

Located next to highest quality limestone in China

Reduces shipping cost

September 2006: 60,000 metric tons

Expected to be at capacity by year-end

Spring 2007: 40,000 metric tons

Fall 2007: 60,000 metric tons

Largest NPCC supplier in China

Ability to fulfill large orders

Building Long-term Customer
Relations

Proprietary formula for each customer

Customized for client’s specific benefits

Creates long-term relationship

New sales team

23 aggressive sales agents

Required to have master degree in chemical field

Sales offices

Current locations: Shanghai, Tsingdao and Beijing

New locations: Xian, Guangzhou and Dalian

Co-developed with
Tsinghua University

Improved particle size,
uniformity, and distribution

Better quality = superior
end product

Reduced product cost

Patent pending

Profit

Time

Ultra Gravity
Method

Breakthrough Membrane
Dispersion Method

High production cost

Complex quality
control process

Traditional
Method

Low efficiency

Unstable grain-size of NPCC

Low production cost

Low Cost Manufacturing

Cutting-Edge
R&D Initiatives

New research and development centers

Improving existing products

Develop proprietary technologies

Develop new applications for NPCC

Aerospace, cosmetics, food & pharmaceuticals

Base for training personnel

Beijing, Shanghai and Tsingdao

Joint development agreements

Tsinghua University

Qingdao University of Science and Technology

Capacity Leverage - NPCC

17%

17%

Less: Value Added Tax

21% - 25%

21% - 25%

Potential Operating Margin

15%

15%

Normalized Tax Rate

37% - 38%

37% - 38%

Potential Gross Margin

$450 - $470 per mt

$450 - $470 per mt

Current Average Selling Price

190,000 mt

130,000 mt

Potential Capacity

2008

2007

Established
Chemical Business

Leader in
   Northern China

Regional business

Direct sales
   to farmers
   and factories

Cash based business

Ammonium Bicarbonate

Used for nitrogenous fertilizer

China uses about 1/3 of the
  world’s total consumption about of
  which 70% is nitrogenous

Liquid Ammonia

  Used for manufacturing of refrigerant
   and pesticides

Methanol

  Used for formaldehyde, fuel in
   chemical industry, pharmaceutical
   industry, light and textile industry

  Clean alternative to fossil fuel

Melamine

  Environmentally friendly
   adhesive

Management

Mr. Xiangzhi Chen – Chairman and CEO

Founded Shandong Shengda Technology Group, affiliate
company of Zeolite, in 1993

Took the Company from bankruptcy to a $59 million
company with no debt

Ms. Anhui Guo – CFO

Joined company in 1993. Ms. Guo has an accounting degree
from Taishan College and completed graduate work in
Finance at Tsinghua University

Mr. Xiqing Xu – VP and Director of Chemical Business

Joined company in 1998.  Mr. Xu was previously General
Manager and Chief Engineer with Huatai Chemical

Mr. Zhaowei Ma – General Manager of NPCC Business

Joined company in 1998.  Mr. Ma was previously Vice
Factory Director of Xintai Enameled Wire Company

2 Yr CAGR 39.7%
$30.38
$50.62
$59.32
$43.26
$49.42
2003
2004
2005
9 Mos 2005
9 Mos 2006

17

Revenue Growth

$ Millions

$8.03
$22.35
$12.95
$37.67
$14.87
$44.45
$12.62
$36.80
2003
2004
2005
9 Mos 2006
Chemical ($M)
NPCC ($M)

SHENGDATECH

18

Revenue by Segment

$ Millions

$0.60
$0.32
$4.07
$7.76
$ million
PVC
Tire
Low-end rubber and tires
Water Based paints/ink

4.71%
2.54%
31.88%
60.87%
PVC
Tire
Low-end rubber and tires
Water Based paints/ink

19

NPCC Revenue by Application

9 Mos. 2006

$5.59
$0.02
$13.54
$7.58
$10.28
$ million
Ammonium bicarbonate
Liquid ammonia
Methanol
Melamine
Ammonia

15.09%
0.04%
36.60%
20.48%
27.78%
Ammonium bicarbonate
Liquid ammonia
Methanol
Melamine
Ammonia

SHENGDATECH

20

Chemical Revenue by Application
9 Mos. 2006

2 yr CAGR 73.9%
20
10
0
40.0%
20.0%
0.0%
$6.11
$13.97
$18.31
$13.16
$13.70
20.1%
27.6%
31.3%
2003
2004
2005
9 Mos 2005
9 Mos 2006
Gross Profit ($M)
Gross Margin

21

Gross Profit

CAGR 153.2%
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
$2.49
8.2%
$7.41
14.6%
$15.96
26.9%
$11.83
$11.45
2003
2004
2005
9 Mos 2005
9 Mos 2006
Net Income ($M)
Profit Margin

22

Net Income

$0.03
$0.08
$0.25
$0.14
$0.23
2003
2004
2005
9 Mos 2005
9 Mos 2006

SHENGDATECH

23

Increasing Earnings Per Share

The Company’s reorganization on March 31, 2006, was recognized as a 4.5 for 1 stock split of the Faith Bloom common stock and the outstanding shares of the
Company have been restated retroactively to take this stock split into effect.

Balance Sheet Highlights

Dec. 31 2005

($000)

Sept. 30 2006

($000)

24,773

51,031

Shareholder's Equity

16,193

26,419

Working Capital

0

0

Debt

5,185

8,953

Current Liabilities

21,378

35,372

Current Assets

$10,749

$23,293

Cash

Investment Summary

  Leadership position in rapidly expanding NPCC industry

Provides revenue growth and strong margins

Proprietary technology offers strong competitive
  advantage

Significantly expanding manufacturing capacity

Expanding market opportunities

  Strong cash flow generating chemical
    business

  Seasoned management team with
    track record of leadership and execution